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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2005

IAC/INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
152 West 57th Street, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code:
 (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

        During the second quarter of 2005, and in contemplation of the Spin-Off of Expedia, Inc., the chief operating decision maker and executive management of IAC/InterActiveCorp (the "Company" or the "Registrant") realigned how they view the businesses and how the businesses are organized. Accordingly, IAC has changed its reportable segments to reflect the new structure of the organization and the manner in which the chief operating decision maker regularly assesses information for decision-making purposes. The Company has also introduced sector reporting that corresponds to the broad areas of interactivity in which IAC operates. As a result, the following table shows the new sectors and the realigned reportable segments:

Previous reportable segments
IAC Travel
Electronic Retailing:
HSN U.S.
HSN International
Ticketing
Personals
IAC Local and Media Services
Financial Services and Real Estate
Teleservices
Corporate and other
New reportable segments
Retailing:
U.S.
International
Services:
Ticketing
Financial Services and Real Estate
Teleservices
Home Services
Media & Advertising
Membership & Subscriptions:
Vacations
Personals
Discounts
Expedia, Inc.
Emerging Businesses
Corporate and other

        The Registrant is treating four segments as reportable segments for the first time: Home Services, which consists of ServiceMagic and previously had been part of IAC Local and Media Services, is reported within our Services sector; Discounts, which consists of Entertainment Publications,  Inc., also formerly part of IAC Local and Media Services, is reported within our Membership & Subscriptions sector; Vacations, which had been part of IAC Travel and consists of Interval, is reported within Membership & Subscriptions; and Media & Advertising, which consists of Citysearch and Evite, the remaining former components of IAC Local and Media Services.

        The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 filed with the Securities and Exchange Commission on August 8, 2005 describes the Company's new segment structure in further detail.

        As required by Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information," consolidated financial statements issued by the Registrant in the future will reflect this change in the Company's reportable business segments, including reclassification of all comparative prior period segment information.

        Attached and incorporated herein by reference as Exhibit 99.1 is the Company's Business description, reflecting the change in the Company's reportable business segments. Also attached and incorporated by reference as Exhibit 99.2 is certain annual and quarterly financial information, presented on a basis that reflects the above-mentioned change in the Company's reportable business segments, including the reclassification of previously published segment data.

        In addition, during the first quarter of 2005, the Registrant entered into an agreement to sell to ProSiebenSat. 1 Media AG, a German media company, its 48% ownership interest in EUVÍA, an operator of two television channels, 9Live, an interactive game and quiz show-oriented television channel, and Sonnenklar, a travel-oriented television channel. This sale closed on June 2, 2005. Further, during the second quarter of 2005, TV Travel Shop ceased the sale of third-party travel products through its broadcast programming. Accordingly, the results of operations and statement of position of these businesses are presented as discontinued operations in the accompanying financial information for all periods presented.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Portions of Business to reflect recasted segment information.
99.2
Portions of Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2004, 2003 and 2002 and for the three months ended March 31, 2005 and 2004 to reflect recasted segment information.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IAC/INTERACTIVECORP
By:	/s/ GREGORY R. BLATT
	Name:	Gregory R. Blatt
	Title:	Executive Vice President and General Counsel

Date: August 12, 2005

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  ITEM 8.01 OTHER EVENTS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES